Centrue Financial Corporation Earnings Presentation June 30, 2016 NASDAQ: CFCB 1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as ''may,'' ''will,'' ''should,'' “hope,'' "expects,'' ''intends,'' ''plans,'' ''anticipates,'' "contemplates," ''believes,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Centrue’s actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. We encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K. These filings are available at www.SEC.gov. Non-GAAP Financial Measures: Certain financial information Included In this presentation may include Non-GAAP Financial Measures. Centrue’s management uses Non-GAAP Financial Measures to evaluate Centrue’s performance and provides is information as a supplement to Centrue’s reported results because management believes this information provides additional insight Into Centrue’s operating performance. Reconciliations for any Non-GAAP Financial Measures may be found in the schedules accompanying Centrue’s earnings releases. General Information and Limitations 2

Corporate Profile – June 30, 2016 Platform Headquarters: Ottawa, IL Product Lines: Commercial, Retail, Mortgage, Treasury Management Branches: 20 Employees (FTE): 221.0 Market Data* NASDAQ Ticker: CFCB Market Cap: $112.4 million Price: $17.25 Tangible Book Value: $18.72 Price/ TBV: 92.1% 52 Week Range: $14.95 - $18.36 Shares Outstanding: 6,513,694 Market Makers: Boenning & Skattergood Keefe, Bruyette & Woods Sandler O'Neill + Partners *Market Data as of 7/27/2016 Balance Sheet Assets: $953 million Loans: $658 million Deposits: $716 million Profitability (YTD) Net Income: $3.0 million Return on Average Assets: 0.62% Return on Average Equity: 5.00% Net interest Margin: 3.48% (FTE) Efficiency Ratio: 80.26% Capital Ratios Risk-based Capital Ratio: 16.46% Leverage Ratio: 12.17% Texas Ratio: 7.10% Asset Quality NPA’s/ Assets: 0.98% Delinquency Ratio: 0.37% Allowance / Gross Loans: 1.36% Allowance / NPL’s: 353.33% 3

Franchise Value • One hundred forty-two year-old community bank offering commercial, retail, and mortgage banking services • Attractive branch network with solid market share in its core markets and a foothold in two large markets – Top 5 deposit market share in its two core markets (Kankakee and LaSalle County) – The Company has a portion of its branches in Chicago and St. Louis MSAs • Desirable deposit franchise with 17 bps cost of total deposits – Core deposits (checking, savings, NOW, and money markets) account for 71.5% of deposits – Weighted average life of core deposits is 6.9 years • Scalable bank platform – $953 million in assets and 20 total branches (6 branches in Chicago MSA) – Potential to further capitalize on attractive Chicago market • Experienced management team with proven track record • Historically profitable core franchise • Strong credit underwriting and asset quality metrics • Diverse loan portfolio 4

Second Quarter Highlights Assets  Asset decreased $8.6MM from year-end 2015  Loan portfolio: o Grew $12.1MM, or 1.9%, from year-end 2015 o Three year compound annual growth rate of 4.3% Liabilities & Capital  Deposit portfolio: o Fell $2.1MM, or 0.3%, from year-end 2015 o Total cost of deposits equals 17 bps  Core deposit portfolio (checking, savings, NOW, money market): o Weighted average life totals 6.9 years o Totals 71.5% of deposits  Borrowings decreased $9.2MM Asset Quality  Nonperforming assets: o Decreased $5.1MM, or 35.4%, from year-end 2015 o NPA ratio fell to 0.98% from 1.50%  Allowance to nonperforming loans improved to 353.33%  Largest nonperforming loan of $3.1MM was paid off during the quarter 5

Second Quarter Highlights Income Statement  Comparing second quarter 2016 to second quarter 2015: o Net interest income increased $0.8MM, or 11.9% o Net interest margin increased 1 basis points o Core noninterest income (Excluding gains related to the sale of OREO, branches, securities and other non-recurring gains) decreased $0.2MM o Noninterest expense increased $0.1MM, or 1.3% Ratios & Per Share Data  Earnings per share was $0.31  Excluding $0.17 related to the sale of the branch sales, earnings per share equaled $0.14  Tangible book value per share was $18.72  Return on average assets improved to 0.88%  Return on average equity improved to 6.96%  Efficiency ratio decreased to 80.57% Other  Completed the sale of three southern Illinois branch sales o $49.3MM deposits o $13.1MM loans o $5.1MM fixed assets o $1.1MM net after tax gain on sale 6

Quarterly Financial Summary

2014-2016 Quarterly Financial Summary (Unaudited)

	2014			2015				2016	
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Balance Sheet ($000)									
Total Assets	$ 869,350	$ 854,090	$ 817,089	$ 873,568	$ 891,015	$ 943,676	$ 961,218	$ 969,017	$ 952,657
Total Loans (1)	579,612	575,860	553,564	569,748	586,978	612,132	645,807	661,083	657,941
Total Deposits	742,677	728,940	698,824	712,673	700,118	709,535	718,504	729,269	716,424
Profitability (%) (2)									
Net Income ($000)	$ 374	$ 573	$ (6,016)	$ 1,867	$ 1,053	$ 1,088	$ 38,594	$ 918	$ 2,128
ROAA	0.17	0.26	(2.85)	0.91	0.49	0.47	16.25	0.38	0.88
ROAE	4.15	6.24	(65.13)	24.16	5.08	5.17	182.21	3.03	6.96
Net Interest Margin	3.29	3.33	3.37	3.44	3.48	3.34	3.37	3.48	3.49
Efficiency Ratio	83.78	81.55	92.15	92.20	83.83	80.16	82.77	79.96	80.57
Capital Ratios (%)									
Risk-based Capital Ratio	10.01	10.18	9.64	16.84	16.41	15.71	15.64	15.63	16.46
Leverage Ratio	5.48	5.52	4.93	12.45	12.14	11.49	12.10	11.72	12.17
Texas Ratio	392.27	382.54	1,532.34	20.00	18.28	17.86	11.40	10.13	7.10
Asset Quality (%) (2)									
NPA's/ Assets	5.76	5.14	2.20	1.99	1.80	1.67	1.50	1.34	0.98
NPL's/ Loans	4.97	4.11	1.40	1.29	1.06	0.99	0.93	0.85	0.38
Delinquency Ratio	3.61	2.55	0.94	1.66	1.24	1.47	1.37	1.04	0.37
NCO's/ Avg. Loans	0.11	0.05	1.22	-	(0.11)	0.04	0.03	(0.01)	0.01
Allowance/ Gross Loans	2.15	2.23	1.44	1.40	1.47	1.37	1.33	1.36	1.36
Allowance/ NPL's	43.24	54.32	102.99	108.85	139.01	139.24	143.02	158.97	353.33

Source: Internal Management Reporting

1. Includes loans held for sale.
2. In Q4 '14, a bulk asset sale was completed in which a combined $35.2 million of problem assets were sold resulting in a charge against earnings of $3.9 million.

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2016 Versus 2015 Results (Unaudited) Financial Comparisons 2016 2015 $ % 2016 2015 $ % Balance Sheet ($000) Total Assets 952,657$ 891,015$ 61,642$ 6.92 $952,657 $891,015 $61,642 6.92 Total Loans (1) 657,941 586,978 70,963 12.09 657,941 586,978 70,963 12.09 Total Deposits 716,424 700,118 16,306 2.33 716,424 700,118 16,306 2.33 Profitability (%) (2) Net Income ($000) 2,128$ 1,053$ 1,075$ 102.09 $3,046 $2,920 $126 4.32 ROAA 0.88 0.49 0.39 79.59 0.62 0.69 -0.07 (10.14) ROAE 6.96 5.08 1.88 37.01 5.00 10.27 -5.27 (51.31) Net Interest Margin 3.49 3.48 0.01 0.29 3.48 3.46 0.02 0.58 Efficiency Ratio 80.57 83.83 (3.26) (3.89) 80.26 87.85 -7.59 (8.64) Capital Ratios (%) Risk-based Capital Ratio 16.46 16.41 0.05 0.30 16.46 16.41 0.05 0.30 Leverage Ratio 12.17 12.14 0.03 0.25 12.17 12.14 0.03 0.25 Texas Ratio 7.10 18.28 (11.18) (61.16) 7.10 18.28 -11.18 (61.16) Asset Quality (%) NPA's/ Assets 0.98 1.80 (0.82) (45.56) 0.98 1.80 -0.82 (45.56) NPL's/ Loans 0.38 1.06 (0.68) (64.15) 0.38 1.06 -0.68 (64.15) Delinquency Ratio 0.37 1.24 (0.87) (70.16) 0.37 1.24 -0.87 (70.16) NCO's/ Avg. Loans 0.01 (0.11) 0.12 (109.09) -0.01 -0.12 0.11 (91.67) Allowance/ Gross Loans 1.36 1.47 (0.11) (7.48) 1.36 1.47 -0.11 (7.48) Allowance/ NPL's 353.33 139.01 214.32 154.18 353.33 139.01 214.32 154.18 Source: Internal Management Reporting Quarter Ended June 30 Year to Date Ended June 30 1. Includes loans held for sale. 2. In Q2 ’16, the Company completed the sale of three of its southern Illinois branches for a net after tax gain on sale of $1.1 million. 8

Commercial 12.6% AG and AGRE 6.2% Commercial RE 69.5% 1-4 Family 11.3% Consumer 0.5% Loans Loan and Deposit Portfolios Source: Internal Management Reporting Checking 20.5% NOW 18.1% Money Market 16.1% Savings 16.8% Time 28.5% Deposits 9

Loan Portfolio Source: Internal Management Reporting $579.6 $575.9 $553.6 $569.7 $587.0 $612.1 $645.8 $661.1 $657.9 78.0% 79.0% 79.2% 79.9% 83.8% 86.3% 89.9% 90.7% 91.8% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% $480.0 $500.0 $520.0 $540.0 $560.0 $580.0 $600.0 $620.0 $640.0 $660.0 $680.0 Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 ($ in millions) Loans (including held for sale) Loan/ Deposit Ratio 10

Deposit Portfolio $498.8 $493.5 $492.1 $512.0 $503.6 $513.0 $531.2 $524.4 $512.3 $243.9 $235.4 $206.7 $200.6 $196.5 $196.5 $187.3 $204.9 $204.1 0.29% 0.26% 0.22% 0.19% 0.17% 0.17% 0.16% 0.15% 0.17% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 ($ in millions) Core Deposits (Checking, Savings, NOW, Money Market) Time Rate Source: Internal Management Reporting 11

Asset Quality Source: Internal Management Reporting $28.8 $23.7 $7.7 $7.3 $6.2 $6.0 $6.0 $5.6 $2.5 $21.3 $20.2 $10.3 $10.0 $9.8 $9.8 $8.4 $7.4 $6.8 5.76% 5.14% 2.20% 1.99% 1.80% 1.67% 1.50% 1.34% 0.98% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Nonperforming Assets ($ in millions) Nonperforming Loans OREO NPA Ratio $628.0 $273.0 $9,809.0 $(14.0) $(650.0) $242.0 $185.0 $(83.0) $49.0 0.11% 0.05% 1.22% 0.00% (0.11%) 0.04% 0.03% (0.01%) 0.01% -0.2% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Net Charge-Off’s ($ in thousands) Net Charge-Off (Recovery) Ratio 1. In Q4 ’14, a bulk asset sale was completed in which a combined $35.2 million of problem assets were sold resulting in a charge against earnings of $3.9 million. 12

Capital



Total Risk-Based Capital Ratio
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
10.0%
10.2%
9.6%
16.8%
16.4%
15.7%
15.6%
15.6%
16.5%
Q2/14
Q3/14
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16



Tier 1 Leverage Ratio
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
5.5%
5.5%
4.9%
12.5%
12.1%
11.5%
12.1%
11.7%
12.2%
Q2/14
Q3/14
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16

Note: A $76 million recapitalization occurred in March of 2015.



Texas Ratio
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
392.3%
382.5%
1532.3%
20.0%
18.3%
17.9%
11.4%
10.1%
7.1%
Q2/14
Q3/14
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16



Tangible Common Equity/ Tangible Assets
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
(0.84%)
9.03%
8.87%
8.49%
12.27%
12.35%
12.82%
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16

Source: Internal Management Reporting

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Profitability


Return on Assets
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
0.17%
0.26%
(2.85%)
0.91%
0.49%
0.47%
16.25%
0.38%
0.88%
Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16


Return on Equity
8.5%
6.5%
4.5%
2.5%
0.5%
-1.5%
-3.5%
4.15%
6.24%
(65.13%)
24.16%
5.08%
5.17%
182.21%
3.03%
6.96%
Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16


Efficiency Ratio
94.0%
92.0%
90.0%
88.0%
86.0%
84.0%
82.0%
80.0%
78.0%
76.0%
74.0%
72.0%
83.8%
81.6%
92.2%
92.2%
83.8%
80.2%
82.8%
80.0%
80.6%
Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16


Net Interest Income – Net Interest Margin (%)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
3.6%
3.5%
3.5%
3.4%
3.4%
3.3%
3.3%
3.2%
3.2%
3.29%
3.33%
3.37%
3.44%
3.48%
3.34%
3.37%
3.48%
3.49%
$6.0
$6.1
$6.0
$6.0
$6.4
$6.7
$7.1
$7.3
$7.2
Q2/14 Q3/14 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16
Net Interest Income ($ in millions)
Net Interest Margin (%)

Source: Internal Management Reporting

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Noninterest Income Source: Internal Management Reporting $4,027 $2,576 $3,237 $2,587 $2,263 $4,242 $2,156 $2,395 $2,386 $2,279 $2,099 $2,217 1.96% 1.20% 1.40% 1.09% 0.92% 1.75% 1.05% 1.11% 1.03% 0.96% 0.85% 0.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Total NII Core NII NII/Avg Assets Core NII/Avg Assets 15

Noninterest Expense Source: Internal Management Reporting $8,183 $7,952 $8,842 $8,261 $7,866 $8,112 $7,485 $7,408 $7,276 $7,732 $7,672 $7,761 3.98% 3.69% 3.81% 3.48% 3.21% 3.34% 3.64% 3.44% 3.14% 3.26% 3.13% 3.19% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Total NIE Core NIE NIE/Avg Assets Core NIE/Avg Assets 16

Stock Price $11.40 $15.00 $14.55 $16.64 $17.40 $17.40 $12.14 $12.16 $12.33 $18.08 $18.35 $18.72 93.9% 123.6% 139.8% 134.9% 96.2% 92.9% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% 140.0% 150.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Closing Stock Price Tangible Book Value Price/ TBV Source: Internal Management Reporting 17

Review of Branch Footprint

Highlights

- Top 5 market share in Kankakee and LaSalle counties
- Top 10 market share in 6 of the 10 counties in which the Company operates
- 14 branches in North-Central Illinois with strong market share
- 6 branches in the southern suburbs of Chicago
- 1 branches in St. Louis MSA

Kankakee County - Top 10

2015 Rank	Company	Brchs.		Deposits ($)	Market Share (%)
1	HomeStar Financial Group Inc. (IL)	4	$	298,099	15.64
2	**Centrue Financial Corporation (IL)**	**6**		**233,224**	**12.24**
3	PNC Financial Services Group (PA)	4		208,228	10.93
4	Municipal Trust & SB (IL)	3		202,783	10.64
5	First American Bank Corp. (IL)	2		186,737	9.80
6	First Trust Financial Corp. (IL)	4		176,561	9.27
7	Romy Hammes Inc. (IN)	2		155,712	8.17
8	Foresight Fnl Group Inc. (IL)	2		117,379	6.16
9	Illinois State Bancorp Inc. (IL)	1		76,545	4.02
10	MainSource Financial Group (IN)	3		71,171	3.73
	Total For Institutions In Market	**41**	**$**	**1,905,547**	

LaSalle County - Top 10

2015 Rank	Company	Brchs.		Deposits ($)	Market Share (%)
1	Tri-County Finl Group Inc. (IL)	5	$	434,888	17.49
2	Eureka Savings Bank (IL)	4		288,476	11.60
3	First Ottawa Bancshares (IL)	6		222,626	8.95
4	First FSB (IL)	6		184,305	7.41
5	**Centrue Financial Corporation (IL)**	**7**		**181,235**	**7.29**
6	Ottawa Savings Bancorp (MHC) (IL)	2		165,269	6.65
7	LaSalle Bancorp Inc. (IL)	2		148,774	5.98
8	Streator Home SB (IL)	1		129,001	5.19
9	Peru FSB (IL)	2		121,866	4.90
10	Heartland Bancorp Inc. (IL)	2		96,484	3.88
	Total For Institutions In Market	**59**	**$**	**2,486,502**	

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Branches: 19 Loans: $448 million Deposits: $704 million Branches: 1 Loans: $210 million Deposits: $12 million Total Branches: 20 Loans: $658million Deposits: 716million Branch Franchise 19

Scorecard – Previous Two Years Bulk Asset Sale  $76 Million Recap  Went Public on NASDAQ  Recovery of DTA  Termination of Joint Regulatory Agreement  Strengthened Balance Sheet  Improvement in Core Run Rate  Sale of Branches  Build Shareholder Value 20

Strategic Priorities Increase Core Earnings Strengthen Balance Sheet Through Quality Loan and Core Deposit Growth Maintain Credit Quality Create a Leaner, More Efficient Organization Utilize and Protect Deferred Tax Asset Explore Opportunities to Utilize Excess Capital Invest in Talent 21